UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 28, 2005



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)


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         Delaware                     0-16375                   94-3018487
        ---------                     -------                   ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)
---------------------------------------- --------------------------------------

                                2711 Citrus Road
                        Rancho Cordova, California 95742
              (Address and telephone number of principal executive
                               offices) (Zip Code)

                                 (916) 858-5100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement
    communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01  Entry into a Material Definitive Agreement

     On March 28, 2005, ThermoGenesis Corp. (the "Company") entered into a five year Distribution and License Agreement with Asahi Kasei Medical Co., Ltd. ("Asahi"). Under the Agreement, the Company granted Asahi exclusive rights to sell the CryoSeal(R) System in Japan. This Agreement replaces the parties' prior Distribution and Manufacturing License Agreement for the CryoSeal(R) System. The CryoSeal(R) System produces fibrin sealant components: fibrinogen rich cryoprecipitate and activated thrombin simultaneously from human plasma. The Agreement also granted Asahi the right to manufacture the processing disposables and Thrombin Reagent for production of thrombin ("Thrombin Activation Device") in Japan. Asahi will have the non-exclusive right to manufacture and sell the Thrombin Activation Device Stand Alone in Japan.

     Pursuant to the terms of the Agreement, Asahi has a right of first refusal to expand the territory under the Agreement to include South Korea, North Korea, Taiwan, the Philippines, Thailand, Singapore, India and Malaysia. There can be no assurances that this right will be exercised or that Asahi will be willing to pay fees and royalties acceptable to the Company for such expanded territories. After five years, the Agreement will automatically renew for one year terms unless terminated by either party as permitted in the Agreement.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

    Exhibit No.                 Exhibit Description
    -----------                 -------------------

    10 Distribution and License Agreement between Asahi Kasei Medical Co., Ltd. and ThermoGenesis Corp. dated March 28, 2005

    99 Press release dated March 28, 2005, titled "Asahi Kasei Medical Files PMA for ThermoGenesis' CryoSeal(R) Fibrin Sealant System in Japan."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THERMOGENESIS CORP.,
                               a Delaware Corporation


Dated:  March 29, 2005         /s/ Renee Ruecker
                               --------------------------------------------
                               Renee Ruecker,
                               Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


      Exhibit No.              Description
      -----------              -----------


       10 Distribution and License Agreement between Asahi Kasei Medical Co., Ltd. and ThermoGenesis Corp. dated March 28, 2005

       99 Press release dated March 28, 2005, titled "Asahi Kasei Medical Files PMA for
                               ThermoGenesis' CryoSeal(R) Fibrin Sealant
                               System in Japan."